Norwest Asset Acceptance Corporation
Mortgage Pass-Through Certificates
Record Date:            5/29/1998
Distribution Date:      6/25/1998


NAAC  Series: 1998-HE1
Contact: Customer Service
	 Norwest Bank Minnesota, N.A.
	 Securities Administration Services
	 7485 New Horizon Way
	 Frederick, MD 21703
	 Telephone: (301) 846-8130
	 Fax:       (301) 846-8152


					     Certificateholder Distribution Summary

		       Certificate      Certificate        Beginning
			  Class        Pass-Through      Certificate       Interest      Principal
Class          CUSIP   Description             Rate          Balance   Distribution   Distribution
     A         66937MAA8         SEQ          5.86750%    214,614,002.17    1,049,373.05    3,775,285.28
     R         NHE98001R          R           0.00000%              0.00            0.00            0.00
Totals                                                    214,614,002.17    1,049,373.05    3,775,285.28

				       Certificateholder Distribution Summary (continued)

			  Current                Ending                                       Cumulative
			 Realized           Certificate                   Total                 Realized
Class                        Loss               Balance            Distribution                   Losses
A                              0.00         210,838,716.90             4,824,658.33                      0.00
R                              0.00                   0.00                     0.00                      0.00
Totals                         0.00         210,838,716.90             4,824,658.33                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.
Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

						Principal Distribution Statement

			Original         Beginning        Scheduled     Unscheduled
			    Face       Certificate        Principal       Principal                     Realized
Class                     Amount           Balance     Distribution    Distribution     Accretion       Loss (1)
A                   219,697,000.00     214,614,002.17              0.00     3,775,285.28           0.00            0.00
R                             0.00               0.00              0.00             0.00           0.00            0.00
Totals              219,697,000.00     214,614,002.17              0.00     3,775,285.28            0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

					  Principal Distribution Statement (continued)

				   Total               Ending              Ending            Total
			       Principal          Certificate         Certificate        Principal
Class                          Reduction              Balance          Percentage     Distribution
A                             3,775,285.28        210,838,716.90           0.95967954      3,775,285.28
R                                     0.00                  0.00           0.00000000              0.00
Totals                        3,775,285.28        210,838,716.90           0.95967954      3,775,285.28

					      Principal Distribution Factors Statement

			  Original          Beginning         Scheduled        Unscheduled
			      Face        Certificate         Principal          Principal
Class (2)                   Amount            Balance      Distribution       Distribution        Accretion
A                     219,697,000.00        976.86359928         0.00000000         17.18405477        0.00000000
R                               0.00          0.00000000         0.00000000          0.00000000        0.00000000

(2) Per $1000 denomination.

				      Principal Distribution Factors Statement (continued)
					      Total                Ending              Ending             Total
			Realized          Principal           Certificate         Certificate         Principal
Class                   Loss (3)          Reduction               Balance          Percentage      Distribution

A                       0.00000000         17.18405477            959.67954455          0.95967954        17.18405477
R                       0.00000000          0.00000000              0.00000000          0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

						 Interest Distribution Statement

						      Beginning                       Payment of
		      Original        Current      Certificate/            Current        Unpaid         Current
			  Face    Certificate          Notional            Accrued     Interest         Interest
Class                   Amount           Rate           Balance           Interest     Shortfall       Shortfall
A                 219,697,000.00        5.86750%     214,614,002.17        1,049,373.05           0.00             0.00
R                           0.00        0.00000%               0.00                0.00           0.00             0.00
Totals            219,697,000.00                                           1,049,373.05           0.00             0.00


					   Interest Distribution Statement (continued)

										  Remaining            Ending
		    Non-Supported                                  Total             Unpaid      Certificate/
			 Interest            Realized           Interest          Interest           Notional
Class                   Shortfall          Losses (4)       Distribution          Shortfall           Balance
A                              0.00                0.00         1,049,373.05                0.00     210,838,716.90
R                              0.00                0.00                 0.00                0.00               0.00
Totals                         0.00                0.00         1,049,373.05                0.00

(4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

					    Interest Distribution Factors Statement

							  Beginning                        Payment of
			Original        Current        Certificate/          Current           Unpaid          Current
			    Face    Certificate            Notional          Accrued        Interest          Interest
Class (5)                 Amount           Rate             Balance         Interest        Shortfall        Shortfall
A                   219,697,000.00        5.86750%         976.86359928        4.77645598        0.00000000        0.00000000
R                             0.00        0.00000%           0.00000000        0.00000000        0.00000000        0.00000000

(5) Per $1,000 Denomination

				       Interest Distribution Factors Statement (continued)

									   Remaining               Ending
		 Non-Supported                              Total             Unpaid         Certificate/
		      Interest         Realized          Interest           Interest             Notional
Class                Shortfall       Losses (6)      Distribution          Shortfall              Balance
A                     0.00000000        0.00000000         4.77645598          0.00000000          959.67954455
R                     0.00000000        0.00000000         0.00000000          0.00000000            0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

					     Certificateholder Component Statement

		     Component       Beginning            Ending       Beginning            Ending          Ending
		  Pass-Through      Notational        Notational       Component         Component       Component
Class                     Rate         Balance           Balance         Balance           Balance
	C               0.12000%   214,614,002.17     210,838,716.90             0.00               0.00     95.96795446%

						      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                           4,978,271.07
    Liquidations, Insurance Proceeds, Reserve Funds                                                      0.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                              160,239.73
    Realized Losses                                                                                      0.00
Total Deposits                                                                                   5,138,510.80

Withdrawals
    Reimbursement for Servicer Advances                                                            198,576.17
    Payment of Service Fee                                                                          93,814.91
    Payment of Interest and Principal                                                            4,846,119.72
Total Withdrawals (Pool Distribution Amount)                                                     5,138,510.80

Ending Balance                                                                                           0.00


					    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                                                      2,173.90
Servicing Fee Support                                                                                2,173.92
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00

							 SERVICING FEES

Gross Servicing Fee                                                                                 89,709.18
Master Servicing Fee                                                                                 6,279.64
Supported Prepayment/Curtailment Interest Shortfall                                                  2,173.92
Net Servicing Fee                                                                                   93,814.91

							 OTHER ACCOUNTS

					       Beginning          Current          Current          Ending
Account Type                                     Balance      Withdrawals         Deposits         Balance
Financial Guaranty                                    0.00              0.00              0.00             0.00

						       DELINQUENCY STATUS

									    Percentage Delinquent
										  Based On
				   Current           Unpaid
				    Number        Principal                 Number            Unpaid
				  Of Loans          Balance               Of Loans           Balance
30 Days                                  23      2,026,925.80               1.194805%          0.955825%
60 Days                                   4        483,238.27               0.207792%          0.227878%
90+ Days                                  0              0.00               0.000000%          0.000000%
Foreclosure                               0              0.00               0.000000%          0.000000%
REO                                       0              0.00               0.000000%          0.000000%
Totals                                   27      2,510,164.07               1.402597%          1.183703%

						       OTHER INFORMATION

Current Period Realized Loss - Includes Interest Shortfall                                           0.00
Cumulative Realized Losses - Includes Interest Shortfall                                             0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                               183,469.10






			      COLLATERAL STATEMENT
Collateral Description                           Fixed Mixed & ARM & Balloon

Weighted Average Gross Coupon                                      9.477360%
Weighted AverageNet Coupon                                         8.942359%
Weighted Average Pass-Through Rate                                 0.000000%
Weighted Average Maturity(Stepdown Calculation )                         351
Begin Scheduled Collateral Loan Count                                  1,944

Number Of Loans Paid In Full                                              19
End Scheduled Collateral Loan Count                                    1,925
Begining Scheduled Collateral Balance                         215,301,999.59
Ending Scheduled Collateral Balance                           212,060,303.09
Ending Actual Collateral Balance at 29-May-1998               191,524,202.11
Monthly P &I Constant                                           1,822,016.08

Required Overcollateralization Amount                                   0.00
Overcollateralization Increase Amount                             533,588.78
Overcollateralization reduction Amount                                  0.00
Specified O/C Amount                                            5,492,432.22
Overcollateralized Amount                                               0.00
Overcollateralized Deficiency Amount                                    0.00
Base Overcollateralized Amount                                    687,997.42
Unpaid Principal Balance Of Outstanding Mortgage Loans
With Original LTV:
    Less Than Or Equal To 80%                                 141,742,627.63
    Greater Than 80%, less than or equal to 85%                34,908,213.23
    Greater than 85%, less than or equal to 95%                35,418,864.91
    Greater than 95%                                                    0.00




